                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent
A. Kleeberger as his or her true and lawful attorneys-in-fact, or either of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of April 7, 2004.

               Signature                                    Title
         /s/ Michael W. Rayden          Chairman of the Board of Directors, President and
------------------------------------    Chief Executive Officer (Principal Executive Officer)
         Michael W. Rayden

         /s/ Kent A. Kleeberger         Executive Vice President and Chief Financial
------------------------------------    Officer (Principal Accounting Officer and
         Kent A. Kleeberger             Principal Financial Officer)

         /s/ Elizabeth M. Eveillard     Director
------------------------------------
         Elizabeth M. Eveillard

         /s/ Nancy J. Kramer            Director
------------------------------------
         Nancy J. Kramer

         /s/ David A. Krinsky           Director
------------------------------------
         David A. Krinsky

         /s/ Philip E. Mallott          Director
------------------------------------
         Philip E. Mallott

         /s/ Fredric M. Roberts         Director
------------------------------------
         Fredric M. Roberts

         /s/ Kenneth J. Strottman       Director
------------------------------------
         Kenneth J. Strottman

                                      183